UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): May 12, 2003


                                WELLCHOICE, INC.
             (Exact name of registrant as specified in its charter)




        Delaware                        001-31513            71-0901607
(State or other jurisdiction of         (Commission      (I.R.S. Employer
Incorporation or organization)          File Number)      Identification Number)


         `               11 West 42nd Street
                         New York, New York                       10036
               (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (212) 476-7800



                                 Not Applicable
   (Former name, former address and former fiscal year, if changed since last report)




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Item 7. Pro Forma Financial Information and Exhibits.

        (c) Exhibits. The following exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Item 9 below:

                 Exhibit No.                                 Description

                 99.1 Press release dated May 12, 2003, reconfirming earnings guidance.

Item 9.  Regulation FD Disclosure.

            WellChoice, Inc. today announced that it was reconfirming earnings guidance for the second quarter of 2003 and for the full year. A copy of the press release issued by WellChoice is furnished as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:         May 12, 2003                   WELLCHOICE, INC.
                                             (Registrant)


                                             By:      /s/ Linda V. Tiano
                                                      --------------------------
                                                                  Linda V. Tiano
                                                       Senior Vice President and
                                                                 General Counsel



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                                  EXHIBIT INDEX




         Exhibit No.                           Description

         99.1                           Press release dated May 12, 2003,
                                        reconfirming earnings guidance.




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